WESTERN ALLIANCE
BANCORPORATION™

John Radwanski
Treasurer

NOTICE OF REDEMPTION

Western Alliance Bancorporation hereby gives notice of the redemption of the subordinated debt security: WAL 6.25% 07/01/2056.

CUSIP: 957638208

Redemption Amount: $175,000,000.00 (the entire issue)

Redemption Date: 11/15/2021

Payment Date: 11/15/2021

Redemption Price: 100 par ($25 per bond)

Total Redemption Amount: $175,000,000.00

Accrued Interest Day: 44 days

Accrued Interest per Bond: $0.19097 (6.25% x 44 / 360 x $25)

Total Accrued Interest Amount: $1,336,805.56

Please let me know if you have any questions. Phone 602-952-5441 or email JRadwanski@WesternAllianceBank.com.

Sincerely,

John Radwanski
Treasurer
Western Alliance Bancorporation